Equity and Financing Arrangements	6 Months Ended
Jun. 30, 2013
Equity and Financing Arrangements Disclosure [Abstract]
Equity and Financing Arrangements

2.       Equity and Financing Arrangements.

a.       Common Stock - MGE Energy.

MGE Energy purchases stock in the open market for issuance pursuant to its Stock Plan. All MGE Energy common stock issued under the Stock Plan is sold pursuant to a registration statement that has been filed with the SEC and is currently effective.

MGE Energy can issue new shares of its common stock through the Stock Plan. For both the six months ended June 30, 2013 and 2012, MGE Energy did not issue any new shares of common stock under the Stock Plan.

b.       Dilutive Shares Calculation - MGE Energy.

MGE Energy does not hold any dilutive securities.

c.       Credit Facilities - MGE Energy and MGE.

On June 19, 2013, each of MGE Energy and MGE entered into an amendment to its existing credit agreement dated as of July 30, 2010, with various financial institutions, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent. In the case of MGE Energy, the principal purposes of the amendment are to increase the revolving credit facility to $50 million from $40 million and to extend the expiration date of the credit agreement to July 31, 2017 from July 31, 2015. In the case of MGE, the principal purposes of the amendment are to increase the revolving credit facility to $100 million from $75 million and to extend the expiration date of the credit agreement to July 31, 2017 from July 31, 2015. In addition, both amendments lowered the adders used in the determination of the interest rates under the existing credit agreements. As a result of the amendments, the existing credit agreements for both of MGE Energy and MGE carry interest at either (i) a "floating rate," plus an adder ranging from zero to 0.125%, depending upon the credit ratings assigned to MGE's senior unsecured long-term debt securities; or (ii) a "Eurodollar Rate," plus an adder ranging from 0.675% to 1.125%, depending upon the credit ratings assigned to MGE's senior unsecured long-term debt securities. The "floating rate" is calculated on a daily basis as the highest of a prime rate, a Federal Funds effective rate plus 0.5% per annum, or a Eurodollar Rate for a one month interest period plus 1%. The "Eurodollar Rate" is calculated as provided in the credit agreements for the selected interest period. As of June 30, 2013, neither MGE Energy nor MGE had any borrowings outstanding under their respective credit agreements; however, MGE had $14 million in commercial paper outstanding.

d.       Long-term Debt - MGE Energy and MGE.

On July 18, 2013, MGE issued $20 million in principal amount of 4.42% senior notes, Series A, due July 15, 2043 and $20 million in principal amount of 4.47%, senior notes, Series B, due July 15, 2048. The Notes were issued pursuant to a Note Purchase Agreement with several note purchasers. The Notes are unsecured and are not issued under, or governed by, MGE's Indenture dated as of September 1, 1998, which governs MGE's Medium-Term Notes. MGE used the net proceeds from the sale of the Notes to redeem on July 18, 2013, $20 million of its 5.26% Medium-Term Notes due September 29, 2017, and to make a $20 million partial redemption of its 5.59% Senior Notes due September 11, 2018. MGE paid a redemption price equal to the principal amount of the notes that were redeemed, plus accrued interest to the redemption date, plus a make-whole premium equal to $3.2 million and $3.6 million, for the 5.26% Medium-Term Notes due September 29, 2017 and 5.59% Senior Notes due September 11, 2018, respectively. The make-whole premiums are treated as a regulatory asset and will be amortized over the life of the Series A and Series B Notes. Any interest savings in 2013 will be deferred. There is $20 million principal amount of the 5.59% Senior Notes remaining outstanding after the redemption.